Capital Disclosures	12 Months Ended
Dec. 31, 2022
Text Block 1 [Abstract]
Capital disclosures
NOTE 30. CAPITAL DISCLOSURES
The capital structure of the Company consists of shareholders’ equity plus net debt. The Company manages its capital to ensure that entities in the Company will be able to continue to grow while maximizing the return to shareholders through the optimization of the debt and equity balances. The Company adjusts its capital structure in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders, issue new Company shares, or access debt markets.
The Company formally reviews the capital structure on an annual basis and monitors it on an on-going
basis. As part of this review, the cost of capital and the risks associated with each class of capital are considered. The Company uses the following measure to monitor its capital structure:
Net Debt to EBITDA Ratio
Net debt to EBITDA is defined as short and long-term debt less cash and cash equivalents at the end of the period, divided by annualized EBITDA. At December 31, 2022, the net debt to EBITDA ratio was:

Years ended December 31,	2022	2021

Long-term debt	$1,390,325	$331,422

Cash and cash equivalents	(253,776)	(172,758)

Net debt	$1,136,549	$158,664

Earnings before finance costs and income taxes	$(40,810)	$55,097

Depreciation and amortization	128,287	87,622

EBITDA	$87,477	$142,719

Net debt to EBITDA ratio	12.99:1	1.11:1
The net debt to EBITDA ratio, as defined above is not equivalent to the senior secured net funded debt to EBITDA or the bank-adjusted net debt to EBITDA ratio as defined by the Company’s lenders. The bank-adjusted net debt to EBITDA ratio at December 31, 2022 was 3.3:1. As at December 31, 2022, the Company was in compliance with its covenants.